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Exhibit 10.18

Amendment No. 3

To the A330 Purchase Agreement

Dated as of December 21, 2000

Between

AVSA, S.A.R.L.

And

NORTHWEST AIRLINES, INC.

        This Amendment No. 3 (hereinafter referred to as the "Amendment") is entered into as of April 30, 2003, between AVSA, S.A.R.L., a société à responsabilité limitée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller"), and NORTHWEST AIRLINES, INC., a corporation organized and existing under the laws of the State of Minnesota, United States of America, having its principal corporate offices located at 2700 Lone Oak Parkway, Eagan, Minnesota 55121, USA (hereinafter referred to as the "Buyer").

WITNESSETH

        WHEREAS, the Buyer and the Seller entered into an A330 Purchase Agreement, dated as of December 21, 2000, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A330-300 aircraft (the "Aircraft") which, together with all Exhibits, Appendices and Letter Agreements attached thereto, and as amended by Amendment No.1 dated as of December 21, 2000 and Amendment No. 2 dated as of December 20, 2002 thereto is hereinafter called the "Agreement."

        WHEREAS, the Seller and the Buyer have agreed to certain changes in the delivery schedule of the Firm Aircraft.

        WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Amendment. Both parties agree that this Amendment shall constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment shall govern.

        NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.     RESCHEDULING

  The Buyer and the Seller have agreed to reschedule certain firmly ordered Aircraft as follows:

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. Firmly Ordered Aircraft in Amendment No. 2 to the Agreement	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. Firmly Ordered Aircraft in this Amendment
CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. 2004 (No. 11)	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. 2004 (No. 11)
CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. 2004 (No. 12)	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. 2004 (No. 12)

2.     DELIVERY

  As a consequence of Paragraph 1 above, the delivery schedule in Subclause 9.1 of the Agreement, as amended, will be further amended to include the text in the following quoted provisions:

        QUOTE

Firmly Ordered Aircraft No./Type			Month/Year of Delivery
1/	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT	03	13/	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT	05
2/	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL	03	14/	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT	05

	TREATMENT
3/	CONFIDENTIAL MATERIAL	03	15/	CONFIDENTIAL MATERIAL	05
	OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT			OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
4/	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT	03	16/	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT	05
5/	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT	03	17/	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT	05
6/	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT	04	18/	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT	05
7/	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT	04	19/	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT	06
8/	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT	04	20/	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT	06
9/	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT	04	21/	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST	07

	TO A REQUEST FOR CONFIDENTIAL TREATMENT			FOR CONFIDENTIAL TREATMENT
10/	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT	04	22/	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT	07
11/	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT	04	23/	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT	08
12/	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT	04	24/	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT	08

3.     EFFECT OF THE AMENDMENT

  The provisions of this Amendment are binding on both parties upon execution hereof. The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

  Both parties agree that this Amendment will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of said Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

4.     CONFIDENTIALITY

  This Amendment is subject to the confidentiality provisions set forth in Subclause 22.4 of the Agreement.

If the foregoing correctly sets forth our understanding, please indicate your acceptance by signing in the space provide below.

Accepted and Agreed, NORTHWEST AIRLINES, INC.		Very truly yours, AVSA, S.A.R.L.

By:	/s/ GREGORY A. MAY Gregory A. May Vice President—Purchasing & Aircraft Acquisitions	By:	/s/ MARIE-PIERRE MERLE-BERAL Marie-Pierre Merle-Beral Chief Executive Officer

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Amendment No. 3 To the A330 Purchase Agreement Dated as of December 21, 2000 Between AVSA, S.A.R.L. And NORTHWEST AIRLINES, INC.